                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported) November 19, 2002
                                                 -----------------

                              UNITED BANCORP, INC.
                         (Name of Issuer in its charter)


        Ohio                              0-16540                34-1405357
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
      Incorporation)                                         Identification No.)


         201 South 4th Street, Martins Ferry, Ohio             43935-0010
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's Telephone Number, including Area Code            740-633-0445
                                                     ---------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         (a) On November 19, 2002, the Board of Directors of United Bancorp, Inc. ("United" or the "Corporation"), upon the recommendation of its Audit Committee, dismissed Crowe, Chizek and Company LLP ("Crowe Chizek") as the Corporation's independent public accountant for all periods commencing on or after January 1, 2003, and engaged the firm of Grant Thornton, LLP as its new independent public accountant, effective for the fiscal year beginning January 1, 2003.

         (b) Crowe Chizek's report on the consolidated financial statements of the Corporation for each of the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through November 19, 2002, there were no disagreements between the Corporation and Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the fiscal years ended December 31, 2000 and December 31, 2001, and the subsequent interim period through November 19, 2002, there were no reportable events as defined in Item 304(a)(1)(v) of SEC Regulation S-K.


         (c) During United's two most recent fiscal years ended December 31, 2000, and December 31, 2001, and the subsequent interim period through November 19, 2002, the Corporation did not consult with Grant Thornton, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.



         Exhibit No. 16, filed herewith, sets forth the letter of Crowe, Chizek and Company LLP to the Commission stating whether Crowe, Chizek and Company LLP agrees with the statements made by Registrant in this report on Form 8-K and the respects, if any, in which Crowe, Chizek and Company LLP does not agree with Registrant's statements in this Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit Number       Description of Exhibit

16 Letter of Crowe, Chizek and Company LLP regarding change in certifying accountant.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

         Dated:   November 25, 2002

                                                United Bancorp, Inc.


                                                /s/ Randall M. Greenwood
                                                ------------------------
                                                Randall M. Greenwood
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                       Description of Exhibit


16 Letter of Crowe, Chizek and Company LLP regarding change in certifying accountant.